UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	January 30, 2006

VitalStream Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-10013	87-0429944

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Jenner, Suite 100 Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(949) 743-2000

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01      Entry Into a Material Definitive Agreement.

              On January 30, 2006, the Board of Directors of VitalStream Holdings, Inc. (the "Company") approved an amendment to the Company's 2001 Stock Incentive Plan, as amended to date (the "Plan"), for the sole purpose of increasing the number of shares of Common Stock authorized for awards under the Plan from 14,500,000 shares to 21,500,000 shares (less the number of shares of common stock issued upon exercises of awards to date). The Plan enables the Company to attract and retain the services of (i) selected employees, officers and directors of the Company or any parent or subsidiary of the Company and (ii) selected nonemployee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company. As amended, the Plan is now called the VitalStream Holdings, Inc. 2001 Stock Incentive Plan (Third Amended and Restated), a copy of which is filed as Exhibit 99.1 to this Form 8-K.

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

              On January 31, 2006, Charles Lyons resigned as a member of the Board of Directors of the Company. The Board of Directors of the Company appointed Melvin A. Harris to immediately replace Mr. Lyons on the Board of Directors and as a member of the Audit Committee of of the Board of Directors. The Board of Directors of the Company also appointed Jack Waterman, the Chief Executive Officer of the Company, as Chairman of the Board of Directors of the Company effective as of January 31, 2006.

Item 7.01      Regulation FD Disclosure.

              On January 31, 2006, the Company issued a press release, entitled "Former Sony Pictures Head Mel Harris Joins VitalStream Board of Directors" A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

              The information in Item 7.01 of this Form 8-K (including Exhibit 99.2) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

              (c)    Exhibits

                           99.1   VitalStream Holdings, Inc. 2001 Stock Incentive Plan (Third Amended and Restated)

                           99.2   Press Release issued by the Company dated January 31, 2006

SIGNATURES

               Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2006	VitalStream Holdings, Inc.

	By:	/s/ Philip N. Kaplan

Philip N. Kaplan President